March 7, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Transamerica Occidental Life Insurance Company and Transamerica Occidental
         Life Separate Account VA-5 (File No. 33-71746)

Dear Commissioner:

On behalf of Transamerica Occidental Life Insurance Company and Transamerica Occidental Life Separate Account VA-5 ("separate account"), incorporated by reference are the annual reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 ("Act"). The funds are as follows: Federated Investors Equity Growth and Income Fund, Federated Investors U.S. Government Bond Fund, INVESCO Variable Investment Funds, Janus Aspen Series, Lexington Emerging Markets Fund, SteinRoe Variable Investment Trust, Schwab Money Market Portfolio, Strong Discovery Fund II, TCI Balanced and TCI Growth.

These annual reports are for the period ending December 31, 1996, and have been transmitted to contract holders in accordance with Rule 30d-2 under the Act.

If you have any questions regarding this filing, please contact the undersigned at (213) 742-3126.

Very truly yours,



Susan Vivino
Paralegal

cc:      F. Bellamy, Esq.
         R. Fink, Esq.

Attachment






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                           Equity Growth & Income Fund
                           U.S. Government Bond Fund                            Invesco Variable Investment Funds
Entity:           Federated Insurance Series                           Invesco Variable Investment Funds
File #:           811-8042                                                      811-08038
Date of Filing:   02/28/97                                                      02/28/97
CIK #:            912577                                               912744
Accession #:               912577-97-000005                                             912744-97-000004

                           Janus Aspen Series                                           Lexington Emerging Markets Fund

Entity:           Janus Aspen Series                                            Lexington Emerging Markets Fund
File #:           811-07736                                                     811-8250
Date of Filing:   02/28/97                                                      02/27/97
CIK #:            906185                                               916764
Accession #:               919574-97-000242                                             94780-97-000005

                           SteinRoe Variable Investment Trust                   Schwab Money Market Portfolio

Entity:           SteinRoe Variable Investment Trust                   Schwab Money Market Portfolio
File #:           811-5199                                                      811-08314
Date of Filing:   02/27/97                                                      03/07/97
CIK #:            815425                                               918266
Accession #:               891804-97-000061                                             0000898430-97-000888

                           Strong Variable Investment Funds                     TCI Balanced/TCI Growth

Entity:           Strong Variable Investment Funds                     TCI Balanced/TCI Growth
File #:           811-6553                                                      811-5188
Date of Filing:   02/19/97                                                      02/25/97
CIK #:            883644                                               814680
Accession #:               842791-97-000006                                             814680-97-000001






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